POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint Jessica T. Graziano and Manpreet S. Grewal or either one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ David B. Burritt
David B. Burritt

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Tracy A. Atkinson
Tracy A. Atkinson

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Andrea J. Ayers
Andrea J. Ayers

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Alicia J. Davis
Alicia J. Davis

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Terry L. Dunlap
Terry L. Dunlap

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ John V. Faraci
John V. Faraci

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Paul A. Mascarenas
Paul A. Mascarenas

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Michael H. McGarry
Michael H. McGarry

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY
The undersigned does hereby make, constitute and appoint David B. Burritt, Jessica T. Graziano and Manpreet S. Grewal or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2025.

/s/ Patricia A. Tracey
Patricia A. Tracey